Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                                            Precious Metals and Minerals Fund
Cornerstone Strategy Fund                                                      International Fund
Growth & Tax Strategy Fund                                                   World Growth Fund
Emerging Markets Fund                                                            GNMA Trust
Treasury Money Market Trust                                                Managed Allocation Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:   August 6, 2010                                                                                         /S/ CHRISTOPHER W. CLAUS
            ___________________________                                                     ________________________________
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                                                Precious Metals and Minerals Fund
Cornerstone Strategy Fund                                                          International Fund
Growth & Tax Strategy Fund                                                        World Growth Fund
Emerging Markets Fund                                                                GNMA Trust
Treasury Money Market Trust                                                     Managed Allocation Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:   August 6, 2010                                                                                         /S/ ROBERTO GALINDO, JR.
            ___________________________                                                    ________________________________
Roberto Galindo, Jr.
Treasurer